TPZ
LISTED
NYSE

Tortoise Power and Energy Infrastructure Fund, Inc.

Yield

Growth

Quality

2010 1st Quarter Report

February 28, 2010

…Steady Wins®

Company at a Glance

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ) invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. The Fund’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to invest in a portfolio of companies that provide stable and defensive characteristics throughout economic cycles.

Target Portfolio Allocation

Note: Allocation to MLP securities capped at 25% of total assets.

Infrastructure Asset Class

Increasingly, institutions have allocated a portion of their investment portfolio to infrastructure due to its desirable investment characteristics, which include:
  Long-term stable asset class with low historical volatility

  Attractive risk-adjusted returns

  Investment diversification through low historical correlation with other asset classes

  A potential inflation hedge through equity investments
For Investors Seeking
  A fund which invests in the historically stable and defensive power and energy infrastructure sectors

  Monthly distributions

  Fund invested in fixed income securities with low volatility and more safety as well as MLPs for growth

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings related to individual MLP partnership investments

Power and Energy Infrastructure Operations

At the heart of the infrastructure asset class is power and energy infrastructure, illustrated in the box below:

Power Infrastructure — The ownership and operation of asset systems that provide electric power generation (including renewable energy), transmission and distribution.

Energy Infrastructure — The ownership and operation of a network of pipeline assets to transport, store, gather, and/or process crude oil, refined petroleum products, natural gas or natural gas liquids (including renewable energy).

March 31, 2010

Dear Fellow Stockholders,

Power and energy infrastructure companies continued to perform well in the first quarter of 2010. We believe the strong performance was a result of the improving U.S. economic outlook, steady business fundamentals and healthy access to capital for MLP companies. TPZ’s mix of portfolio companies is intended to minimize volatility and exposure to commodity prices and we believe its investments are positioned for continued strength in 2010.

Power and Energy Infrastructure Sector Review and Outlook

For our quarter ended Feb. 28, 2010, the TPZ Benchmark Index*, comprised of a blend of debt and equity securities issued by companies in the power and energy infrastructure sectors, achieved a total return of 4.56 percent resulting from favorable underlying business fundamentals. While demand for power continues to be weak, particularly in the industrial sector, an improving economy is expected to boost demand. In energy, refined product demand stabilized as the improving economy returned more consumers to the roadways. Natural gas transmission operations were steady as a result of their fee-based contract structure.

During the quarter, power companies maintained capital expenditure programs at current levels. MLPs raised more than $2.5 billion in equity and more than $6 billion in debt primarily to fund acquisitions and organic growth. We view this trend positively, as the capital raised was at increasingly attractive levels. We expect further issuances as MLPs are forecast to invest more than $15 billion through 2012 on new pipeline and storage construction projects to connect new areas of supply to demand centers.

Our 2010 sector outlook remains positive. We believe electricity demand will improve along with economic activity. We also expect the fee-based nature of cash flows, modest leverage and adequate distribution coverage will continue to drive steady returns within the MLP portion of the portfolio. While distribution growth slowed in the past year due to uncertainty in the capital markets, we expect distribution growth of three to five percent in 2010 from TPZ’s MLP portfolio companies.

Company Performance Review and Outlook

For the quarter ended Feb. 28, 2010, our total return based on market value, including the reinvestment of distributions, was 7.3 percent as compared to a total return of -2.2 percent for the prior quarter ended Nov. 30, 2009. Since our inception on July 29, 2009, through Feb. 28, 2010, the fund’s total return based on market value, including the reinvestment of distributions, was 5.0 percent and the total return based on NAV, including reinvestment of distributions, was 14.1 percent.

Beginning Sept. 30, 2009, we have paid monthly distributions equal to $0.125 per share or $1.50 annualized. These distributions reflect a 7.5 percent yield on the IPO price of $20 per share, and represented an annualized yield of 7.4 percent based on the closing price of $20.20 on Feb. 28, 2010. We expect to maintain monthly distributions of $0.125 per share in 2010.

Leverage

Our leverage position remains relatively steady with the prior quarter, including bank debt and senior notes. As of Feb. 28, 2010, leverage consisted of a $20 million floating rate note and a $11.1 million balance on the line of credit. Total leverage represents 16.5 percent of total assets, below our long-term leverage target of 20 percent. Currently, $27 million, or approximately 87 percent of total debt has been effectively converted to fixed rates utilizing interest rate swaps with maturities ranging from 2011 to 2014.

Conclusion

We invest in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies that we expect will provide our stockholders a high level of current income plus some capital appreciation. These companies should provide stable and defensive characteristics throughout economic cycles.

Thank you for investing in TPZ and please plan to join us for our annual stockholders’ meeting on May 21, 2010, at 10 a.m. central time at our offices located at 11550 Ash St., Suite 300, in Leawood, Kan. If you are unable to attend the meeting, you can join us via our Web site at www.tortoiseadvisors.com.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Power and Energy Infrastructure Fund, Inc.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

* TPZ Benchmark Index includes Merrill Lynch U.S. Corporates, Energy debt index “CIEN,” Merrill Lynch U.S. Corporates, Electric Utility Power debt index “CUEL” and the Tortoise MLP Index™ “TMLP.”

2010 1st Quarter Report	1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	2009		2010
	Q3(1)	Q4(2)	Q1(2)
Total Income from Investments
Interest earned on corporate bonds	$164	$1,633	$1,900
Distributions received from master limited partnerships	152	894	901
Dividends paid in stock	16	568	568
Interest and dividend income	25	4	—
Total from investments	357	3,099	3,369
Operating Expenses Before Leverage Costs
Advisory fees, net of expense reimbursement	91	314	356
Other operating expenses	51	162	123
	142	476	479
Distributable cash flow before leverage costs	215	2,623	2,890
Leverage costs(3)	—	187	317
Distributable Cash Flow(4)	$215	$2,436	$2,573
Distributions paid on common stock	$—	$2,577	$2,591
Distributions paid on common stock per share	—	0.375	0.375
Payout percentage for period(5)	—	105.8%	100.7%
Net realized gain on investments	—	104	1,325
Total assets, end of period	135,519	173,997	188,170
Average total assets during period(6)	133,251	158,766	181,412
Leverage (long-term debt obligations and short-term borrowings)(7)	—	31,300	31,100
Leverage as a percent of total assets	—	18.0%	16.5%
Net unrealized appreciation (depreciation), end of period	(463)	11,641	21,387
Net assets, end of period	130,278	141,789	152,231
Average net assets during period(8)	130,234	136,028	149,001
Net asset value per common share	19.00	20.55	21.96
Market value per common share	20.00	19.18	20.20
Shares outstanding	6,856,073	6,898,481	6,931,555

Selected Operating Ratios(9)
As a Percent of Average Total Assets
Total distributions received from investments	N/M	7.83%	7.53%
Operating expenses before leverage costs	N/M	1.20%	1.07%
Distributable cash flow before leverage costs	N/M	6.63%	6.46%
As a Percent of Average Net Assets
Distributable cash flow(4)	N/M	7.18%	7.00%

(1)	Represents the period from July 31, 2009 (commencement of operations) through August 31, 2009.
(2)	Q4 is the period from September through November. Q1 is the period from December through February.
(3)	Leverage costs include interest expense, other leverage expenses and interest rate swap expenses.
(4)	“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, other non-recurring leverage expenses and amortization of debt issuance costs; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(5)	Distributions paid as a percentage of Distributable Cash Flow.
(6)	Computed by averaging month-end values within each period.
(7)	The balance on the short-term credit facility was $11,100,000 as of February 28, 2010.
(8)	Computed by averaging daily values within each period.
(9)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets. Ratios for Q3 are not meaningful due to partial reporting period.

2	Tortoise Power and Energy Infrastructure Fund, Inc.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Power and Energy Infrastructure Fund, Inc.’s (“TPZ”) primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. We seek to provide our stockholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. Power infrastructure operations use asset systems to provide electric power generation (including renewable energy), transmission and distribution. Energy infrastructure operations use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. We believe the power and energy infrastructure sector provides stable and defensive characteristics throughout economic cycles. A majority of the investments are in fixed income securities with equities providing growth potential.

TPZ is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company Update

Market values of our investments increased during 1st quarter 2010 from their levels at November 30, 2009. This contributed to an increase of approximately $10 million in unrealized appreciation during the quarter but also increased asset-based expenses. We executed a limited amount of portfolio trades during the quarter including redeploying proceeds from two debt investments that were tendered at premiums and several relative value transactions, enabling us to increase our portfolio yield without increasing duration or credit risk. Additional information on the results of our operations is discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Unlike most RIC’s which pay distributions based upon income, we pay monthly distributions based upon our distributable cash flow (“DCF”). Our Board of Directors reviews the distribution rate quarterly, and may adjust the monthly distributions throughout the year. On an annual basis, we intend to distribute capital gains realized during the fiscal year in the last fiscal quarter.

Determining DCF

DCF is simply income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from MLPs and related companies and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs. Each are summarized for you in the table on page 2 and discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) GAAP recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and amortization of premium or discount is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

Income from Investments

We seek to achieve our investment objectives by investing in income-producing fixed income and equity securities of companies that we believe offer attractive distribution rates. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

Total income from investments for the 1st quarter 2010 was approximately $3.4 million and equates to a yield of 7.53 percent of average total assets for the quarter. This reflects our first full quarter of income from our portfolio as full investment of our IPO proceeds and leverage was completed mid-October 2009.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.07 percent of average total assets for 1st quarter 2010 as compared to 1.20 percent for the 4th quarter 2009. The operating expense ratio decreased from 4th quarter 2009 as certain annual fixed costs that were expensed in their entirety in the initial stub period are now expensed evenly throughout the entire 2010 fiscal year.

While the contractual advisory fee is 0.95 percent of average monthly managed assets, the Adviser has agreed to waive an amount equal to 0.15 percent of average monthly managed assets for the first year, 0.10 percent of average monthly managed assets for the second year and 0.05 percent of average monthly managed assets for the third year following the closing of the initial public offering.

Leverage costs consist of two major components: (1) the direct interest expense, which will vary from period to period, as our senior notes and revolving credit facility have variable rates of interest; and (2) the realized and unrealized gain or loss on our interest rate swap settlements. Detailed information on our senior notes and revolving credit facility is included in the Liquidity and Capital Resources section below.

2010 1st Quarter Report	3

Management’s Discussion (Unaudited) (Continued)
As indicated in Note 10 of our Notes to Financial Statements, we have entered into $27 million notional amount of interest rate swap contracts with Wachovia Bank in an attempt to reduce a portion of the interest rate risk arising from our leveraged capital structure. TPZ has agreed to pay Wachovia Bank a fixed rate while receiving a floating rate based upon the 1-month or 3-month U.S. Dollar London Interbank Offered Rate (“LIBOR”). The spread between the fixed swap rate and LIBOR is reflected in our Statement of Operations as a realized or unrealized gain when LIBOR exceeds the fixed rate (Wachovia Bank pays TPZ the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR (TPZ pays Wachovia Bank the net difference). The interest rate swap contracts have a weighted average fixed rate of 2.13 percent and weighted average remaining maturity of approximately 3.6 years at February 28, 2010. We realized a loss of approximately $131,000 on interest rate swap settlements during the 1st quarter 2010.

Total leverage costs for DCF purposes were approximately $317,000 for the 1st quarter 2010. This includes interest expense on our senior notes and bank credit facility and accrued swap settlement costs. The average annualized total cost of leverage (total leverage costs divided by average outstanding leverage) was 4.11 percent for 1st quarter 2010. This reflects a full quarter of expense on our leverage as borrowings were outstanding throughout the quarter.

Distributable Cash Flow

For 1st quarter 2010, our DCF was approximately $2.6 million as compared to $2.4 million for 4th quarter 2009. The increase from 4th quarter 2009 is the net result of the change in income and expenses as outlined above.

On November 9, 2009, we declared monthly distributions for the 2010 1st fiscal quarter of $0.125 per share. This is unchanged as compared to 4th quarter 2009.

Net investment income on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2010 (in thousands):

Net Investment Income	$(1,297)
Adjustments to reconcile to DCF:
Dividends paid in stock	568
Return of capital on distributions	782
Amortization of debt issuance costs	9
Interest rate swap expenses	(126)
Change in amortization methodology	(43)
DCF	$2,573

Liquidity and Capital Resources

We had total assets of $188 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During the 1st quarter 2010, total assets increased from $174 million to $188 million, an increase of $14 million. This change was primarily the result of net realized and unrealized gain on investments of approximately $10 million during the quarter (excluding the gain attributable to return of capital on distributions during the quarter) and the unsettled purchase of approximately $4 million of securities.

Total leverage outstanding at February 28, 2010 of $31.1 million is comprised of $20 million floating rate senior notes and $11.1 million outstanding on our bank credit facility. Through the utilization of our interest rate swaps, we have essentially fixed the rate on approximately 87 percent of our leverage with the remaining 13 percent floating based upon short-term LIBOR. Total leverage represented 16.5 percent of total assets. We have established a long-term leverage target ratio of up to 20 percent of total assets at time of incurrence.

We use leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory asset coverage requirements that arise from the use of leverage. Under the 1940 Act, we may not pay distributions to our common stockholders if we do not meet a 300 percent asset coverage ratio for debt after payment of the distribution. Under the agreement with our bank lenders, if portfolio values decline such that we no longer meet the required acceptable asset base, we must repay a portion of our bank line until we meet the requirement.

As disclosed in Section 18 of the 1940 Act, the 300 percent asset coverage ratio for debt is equal to total assets less all liabilities and indebtedness not represented by debt divided by debt.

Taxation of our Distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (which includes, among other items, taxable interest and the excess of any short-term capital gains over net long-term capital losses); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital.

We intend to distribute all capital gains, if any, at least annually. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2009 were comprised of 57 percent ordinary income (none of which is qualified dividend income) and 43 percent return of capital. This information is reported to stockholders on Form 1099-DIV and is available on our web site at www.tortoiseadvisors.com.

4	Tortoise Power and Energy Infrastructure Fund, Inc.

Schedule of Investments February 28, 2010
(Unaudited)
	Principal
	Amount/Shares	Fair Value
Corporate Bonds — 66.7%(1)

Crude/Refined Products Pipelines — 1.5%(1)
Canada — 1.5%(1)
Gibson Energy ULC/GEP Midstream Finance Corp.,
10.000%, 01/15/2018(2)	$2,250,000	$2,193,750
Natural Gas/Natural Gas Liquids Pipelines — 17.2%(1)
Canada — 3.7%(1)
TransCanada Pipelines Limited,
6.350%, 05/15/2067	6,000,000	5,638,680
United States — 13.5%(1)
El Paso Corp., 12.000%, 12/12/2013	4,000,000	4,650,000
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	5,000,000	5,262,290
Southern Star Central Corp.,
6.750%, 03/01/2016	2,745,000	2,717,550
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016(2)	2,000,000	2,050,000
Southern Union Co., 7.600%, 02/01/2024	3,500,000	3,972,070
The Williams Companies, Inc.,
8.750%, 03/15/2032	1,482,000	1,873,724
		26,164,314
Natural Gas Gathering/Processing — 5.3%(1)
United States — 5.3%(1)
DCP Midstream LLC, 9.750%, 03/15/2019(2)	4,000,000	5,068,588
Enogex LLC, 6.250%, 03/15/2020(2)	3,000,000	3,034,884
		8,103,472
Oil and Gas Exploration and Production — 4.5%(1)
United States — 4.5%(1)
Encore Acquisition Co., 9.500%, 05/01/2016	1,500,000	1,597,500
Newfield Exploration Co., 7.125%, 05/15/2018	1,000,000	1,000,000
Pioneer Natural Resources Co.,
6.875%, 05/01/2018	1,000,000	983,508
Plains Exploration & Production Co.,
10.000%, 03/01/2016	3,000,000	3,262,500
		6,843,508
Oilfield Services — 2.2%(1)
United States — 2.2%(1)
Pride International, Inc., 8.500%, 06/15/2019	3,000,000	3,352,500
Power/Utility — 34.0%(1)
United States — 34.0%(1)
Ameren Corp., 8.875%, 05/15/2014	2,000,000	2,327,672
CenterPoint Energy, Inc., 6.500%, 05/01/2018	5,000,000	5,327,125
CMS Energy Corp., 6.250%, 02/01/2020	1,000,000	978,803
CMS Energy Corp., 8.750%, 06/15/2019	4,185,000	4,710,690
Dominion Resources, Inc., 8.375%, 06/15/2064	183,000	5,206,350
FPL Group Capital, Inc., 6.650%, 06/15/2067	1,029,000	956,970
Illinois Power Co., 9.750%, 11/15/2018	2,000,000	2,598,492
IPALCO Enterprises, Inc., 7.250%, 04/01/2016(2)	2,000,000	2,020,000
NiSource Finance Corp., 10.750%, 03/15/2016	5,000,000	6,408,875
North American Energy Alliance LLC,
10.875%, 06/01/2016(2)	2,800,000	2,968,000
NRG Energy, Inc., 8.500%, 06/15/2019	6,000,000	5,992,500
PPL Capital Funding, Inc., 6.700%, 03/30/2067	6,000,000	5,190,000
Sierra Pacific Resources, 6.750%, 08/15/2017	3,000,000	3,030,741
Wisconsin Energy Corp., 6.250%, 05/15/2067	3,450,000	3,182,625
WPS Resources Corp., 6.110%, 12/01/2066	1,000,000	870,000
		51,768,843
Refining — 2.0%(1)
United States — 2.0%(1)
Holly Corp., 9.875%, 06/15/2017(2)	3,000,000	3,075,000
Total Corporate Bonds (Cost $97,234,385)		101,501,387
Master Limited Partnerships
and Related Companies — 52.3%(1)

Crude/Refined Products Pipelines — 25.4%(1)
United States — 25.4%(1)
Buckeye Partners, L.P.	25,300	1,487,387
Enbridge Energy Management, L.L.C.(3)	284,339	14,214,115
Holly Energy Partners, L.P.	27,549	1,173,312
Kinder Morgan Management, LLC(3)(4)	282,415	16,196,500
Magellan Midstream Partners, L.P.	21,600	977,184
NuStar Energy L.P.	32,600	1,870,914
Plains All American Pipeline, L.P.	16,500	914,265
Sunoco Logistics Partners L.P.	26,481	1,797,001
		38,630,678
Natural Gas/Natural Gas Liquids Pipelines — 15.5%(1)
United States — 15.5%(1)
Boardwalk Pipeline Partners, LP	120,000	3,592,800
Duncan Energy Partners L.P.	243,900	6,217,011
El Paso Pipeline Partners, L.P.	35,600	921,684
Energy Transfer Equity, L.P.	37,600	1,215,232
Energy Transfer Partners, L.P.	107,700	4,984,356
Enterprise Products Partners L.P.	33,600	1,100,736
ONEOK Partners, L.P.	66,600	4,039,290
Spectra Energy Partners, LP	26,960	808,261
Williams Pipeline Partners L.P.	23,645	690,197
		23,569,567

See accompanying Notes to Financial Statements.

2010 1st Quarter Report       5

Schedule of Investments (Continued) February 28, 2010
(Unaudited)

	Shares	Fair Value
Natural Gas Gathering/Processing — 6.7%(1)
United States — 6.7%(1)
Copano Energy, L.L.C.	93,200	$2,218,160
DCP Midstream Partners, LP	85,200	2,625,864
MarkWest Energy Partners, L.P.	56,700	1,677,186
Targa Resources Partners LP	132,417	3,310,425
Western Gas Partners LP	15,300	327,114
		10,158,749
Propane Distribution — 4.7%(1)
United States — 4.7%(1)
Inergy, L.P.	200,900	7,256,508
Total Master Limited Partnerships
and Related Companies (Cost $62,198,811)		79,615,502
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Government Portfolio — Class I,
0.03%(5) (Cost $22,611)	22,611	22,611
Total Investments — 119.0%(1)
(Cost $159,455,807)		181,139,500
Long-Term Debt Obligations — (13.1%)(1)		(20,000,000)
Interest Rate Swap Contracts — (0.2%)(1)
$27,000,000 notional — Unrealized Depreciation(6)		(297,073)
Other Assets and Liabilities — (5.7%)(1)		(8,611,351)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$152,231,076

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $25,672,512, which represents 16.9% of net assets. See Note 7 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind.
(4)	All or a portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts.
(5)	Rate indicated is the current yield as of February 28, 2010.
(6)	See Note 10 of the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

6       Tortoise Power and Energy Infrastructure Fund, Inc.

STATEMENT OF ASSETS & LIABILITIES February 28, 2010
(Unaudited)

Assets
Investments at fair value (cost $159,455,807)	$181,139,500
Receivable for Adviser expense reimbursement	44,171
Interest and dividend receivable	2,260,660
Receivable for investments sold	4,493,783
Prepaid expenses and other assets	231,783
Total assets	188,169,897

Liabilities
Payable to Adviser	279,751
Payable for investments purchased	4,046,114
Accrued expenses and other liabilities	215,883
Unrealized depreciation of interest rate swap contracts	297,073
Short-term borrowings	11,100,000
Long-term debt obligations	20,000,000
Total liabilities	35,938,821
Net assets applicable to common stockholders	$152,231,076

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 6,931,555 shares issued
and outstanding (100,000,000 shares authorized)	$6,932
Additional paid-in capital	130,664,711
Undistributed net investment income	—
Undistributed net realized gain	172,752
Net unrealized appreciation of investments and
interest rate swap contracts	21,386,681
Net assets applicable to common stockholders	$152,231,076

Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$21.96

STATEMENT OF OPERATIONS Period from December 1, 2009 through February 28, 2010
(Unaudited)

Investment Income
Distributions from master limited partnerships	$901,271
Less return of capital on distributions	(782,459)
Net distributions from master limited partnerships	118,812
Interest from corporate bonds	1,857,572
Dividends from money market mutual funds	32
Total Investment Income	1,976,416
Operating Expenses
Advisory fees	422,220
Professional fees	46,934
Administrator fees	18,074
Directors’ fees	17,500
Reports to stockholders	15,258
Registration fees	6,355
Fund accounting fees	5,918
Franchise fees	4,931
Stock transfer agent fees	3,008
Custodian fees and expenses	1,310
Other operating expenses	3,832
Total Operating Expenses	545,340
Interest expense	174,052
Amortization of debt issuance costs	9,354
Other leverage expenses	17,137
Total Leverage Expenses	200,543
Total Expenses	745,883
Less expense reimbursement by Adviser	(66,666)
Net Expenses	679,217
Net Investment Income	1,297,199
Realized and Unrealized Gain (Loss) on
Investments and Interest Rate Swaps
Net realized gain on investments	1,455,916
Net realized loss on interest rate swap settlements	(131,063)
Net realized gain on investments and interest rate swaps	1,324,853
Net unrealized appreciation of investments	9,644,252
Net unrealized appreciation of interest rate swap contracts	101,038
Net unrealized appreciation of investments and
interest rate swap contracts	9,745,290
Net Realized and Unrealized Gain on Investments and
Interest Rate Swaps	11,070,143
Net Increase in Net Assets Applicable to Common
Stockholders Resulting from Operations	$12,367,342

See accompanying Notes to Financial Statements.

2010 1st Quarter Report       7

STATEMENT OF CHANGES IN NET ASSETS
	Period from	Period from
	December 1, 2009	July 31, 2009(1)
	through	through
	February 28, 2010	November 30, 2009
	(Unaudited)
Operations
Net investment income	$1,297,199	$1,156,440
Net realized gain on investments and interest rate swaps	1,324,853	103,903
Net unrealized appreciation of investments and interest rate swap contracts	9,745,290	11,641,391
Net increase in net assets applicable to common stockholders resulting from operations	12,367,342	12,901,734
Distributions to Common Stockholders
Net investment income	(1,439,063)	(1,082,394)
Net realized gain	(1,152,101)	—
Return of capital	—	(1,494,360)
Total distributions to common stockholders	(2,591,164)	(2,576,754)
Capital Stock Transactions
Proceeds from initial public offering of 6,850,000 common shares	—	137,000,000
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(6,439,000)
Issuance of 33,074 and 42,408 common shares from reinvestment of distributions to stockholders, respectively	665,524	794,479
Net increase in net assets, applicable to common stockholders, from capital stock transactions	665,524	131,355,479
Total increase in net assets applicable to common stockholders	10,441,702	141,680,459
Net Assets
Beginning of period	141,789,374	108,915
End of period	$152,231,076	$141,789,374
Undistributed net investment income, at the end of period	$—	$141,864

(1)	Commencement of Operations.

See accompanying Notes to Financial Statements.

8       Tortoise Power and Energy Infrastructure Fund, Inc.

STATEMENT OF CASH FLOWS Period from December 1, 2009 through February 28, 2010
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$901,271
Interest and dividend income received	1,519,819
Purchases of long-term investments	(14,195,345)
Proceeds from sales of long-term investments	14,714,627
Proceeds from sales of short-term investments, net	10,280
Payments on interest rate swaps, net	(131,063)
Interest received on securities sold, net	103
Interest expense paid	(185,229)
Operating expenses paid	(460,870)
Net cash provided by operating activities	2,173,593
Cash Flows From Financing Activities
Advances from revolving line of credit	10,000,000
Repayments on revolving line of credit	(10,200,000)
Debt issuance costs	(47,943)
Distributions paid to common stockholders	(1,925,650)
Net cash used in financing activities	(2,173,593)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—

Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$12,367,342
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(18,170,115)
Return of capital on distributions received	782,459
Proceeds from sales of long-term investments	19,072,366
Proceeds from sales of short-term investments, net	10,280
Net unrealized appreciation of investments and
interest rate swap contracts	(9,745,290)
Net realized gain on investments	(1,455,916)
Amortization of market premium, net	91,051
Amortization of debt issuance costs	9,354
Changes in operating assets and liabilities:
Increase in interest and dividend receivable	(364,033)
Increase in prepaid expenses and other assets	(5,762)
Increase in receivable for investments sold	(4,493,783)
Increase in payable for investments purchased	4,046,114
Increase in payable to Adviser, net of
expense reimbursement	10,421
Increase in accrued expenses and other liabilities	19,105
Total adjustments	(10,193,749)
Net cash provided by operating activities	$2,173,593

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$665,524

See accompanying Notes to Financial Statements.

2010 1st Quarter Report       9

FINANCIAL HIGHLIGHTS

	Period from	Period from
	December 1, 2009	July 31, 2009(1)
	through	through
	February 28, 2010	November 30, 2009
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$20.55	$—
Public offering price	—	20.00
Underwriting discounts and offering costs on issuance of common stock	—	(0.94)
Income from Investment Operations:
Net investment income	0.19	0.17
Net realized and unrealized appreciation of investments and interest rate swap contracts	1.60	1.70
Total increase from investment operations	1.79	1.87
Less Distributions to Common Stockholders:
Net investment income	(0.21)	(0.16)
Net realized gain	(0.17)	—
Return of capital	—	(0.22)
Total distributions to common stockholders	(0.38)	(0.38)
Net Asset Value, end of period	$21.96	$20.55
Per common share market value, end of period	$20.20	$19.18
Total Investment Return Based on Market Value(3)	7.29%	(2.17)%
Total Investment Return Based on Net Asset Value(4)	8.87%	4.82%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$152,231	$141,789
Ratio of expenses to average net assets before waiver(5)	2.03%	1.96%
Ratio of expenses to average net assets after waiver(5)	1.85%	1.79%
Ratio of net investment income to average net assets before waiver(5)	3.35%	2.38%
Ratio of net investment income to average net assets after waiver(5)	3.53%	2.55%
Portfolio turnover rate(5)	41.41%	2.97%
Short-term borrowings, end of period (000’s)	$11,100	$11,300
Long-term debt obligations, end of period (000’s)	$20,000	$20,000
Per common share amount of long-term debt obligations outstanding, at end of period	$2.89	$2.90
Per common share amount of net assets, excluding long-term debt obligations, at end of period	$24.85	$23.45
Asset coverage, per $1,000 of principal amount of long-term debt obligations and short-term borrowings(6)	$5,895	$5,530
Asset coverage ratio of long-term debt obligations and short-term borrowings(6)	590%	553%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at net asset value on the last day of the period. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(5)	Annualized for periods less than one full year.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations and short-term borrowings at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10       Tortoise Power and Energy Infrastructure Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited) February 28, 2010

1. Organization

Tortoise Power and Energy Infrastructure Fund, Inc. (the “Company”) was organized as a Maryland corporation on July 5, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. The Company commenced operations on July 31, 2009. The Company’s stock is listed on the New York Stock Exchange under the symbol “TPZ.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 15 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2009 through February 28, 2010, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company has estimated the allocation of distributions to be approximately 13 percent investment income and approximately 87 percent return of capital.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make monthly cash distributions of its investment company income to common stockholders. In addition, on an annual basis, the Company intends to distribute capital gains realized during the fiscal year in the last fiscal quarter. The amount of any distributions will be determined by the Board of Directors. Distributions to stockholders are recorded on the ex-dividend date. The character of distributions made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders. For the year ended November 30, 2009, the Company’s distributions to common stockholders for tax purposes were comprised of 58 percent return of capital and 42 percent ordinary income. The tax character of distributions paid to common stockholders for the current year will be determined subsequent to November 30, 2010.

E. Federal Income Taxation

The Company intends to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

2010 1st Quarter Report       11

Notes to Financial Statements (Unaudited) (Continued)

The Company has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Company’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. As of November 30, 2009, open Federal tax years include the years from November 30, 2007 to November 30, 2009.

F. Organization Expenses, Offering and Debt Issuance Costs

The Company was responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding.

G. Derivative Financial Instruments

The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Cash settlements under the terms of the interest rate swap agreements and termination of such agreements are recorded as realized gains or losses in the Statement of Operations.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement Standard on Fair Value Measurement

On January 21, 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements, which amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, and requires additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose (i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, (ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and (iii) purchases, sales, issuances, and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, the Company is evaluating the impact of the amendment to the financial statements.

3. Concentration of Risk

Under normal circumstances, the Company intends to invest at least 80 percent of total assets (including assets obtained through potential leverage) in equity securities of companies that derive more than 50 percent of their revenue from power or energy operations. The Company will invest a minimum of 60 percent of our total assets in fixed income securities, which may include up to 25 percent of its assets in non-investment grade rated fixed income securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has agreed to a fee waiver of 0.15 percent of average monthly Managed Assets for the period from July 31, 2009 through July 31, 2010, a fee waiver of 0.10 percent of average monthly Managed Assets for the period from August 1, 2010 through July 31, 2011, and a fee waiver of 0.05 percent of average monthly Managed Assets for the period from August 1, 2011 through July 31, 2012.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment and cash purchase plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent on the average daily market value of the Company’s portfolio assets, subject to a minimum annual fee of $4,800, plus portfolio transaction fees.

5. Income Taxes

It is the Company’s intent to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and additional paid in capital.

12       Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

As of November 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$11,818,538
Other temporary differences	(35,283)
Accumulated earnings	$11,783,255

As of February 28, 2010, the aggregate cost of securities for federal income tax purposes was $159,194,681. The aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $21,944,819, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $0 and the net unrealized appreciation was $21,944,819.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of February 28, 2010. These assets and liabilities are measured on a recurring basis.

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	February 28, 2010	(Level 1)	(Level 2)	(Level 3)
Assets
Debt Securities:
Corporate Bonds(a)	$101,501,387	$5,206,350	$96,295,037	$—
Total Debt Securities	101,501,387	5,206,350	96,295,037	—
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	79,615,502	79,615,502	—	—
Total Equity Securities	79,615,502	79,615,502	—	—
Other:
Short-Term Investment(b)	22,611	22,611	—	—
Total Other	22,611	22,611	—	—
Total Assets	$181,139,500	$84,844,463	$96,295,037	$—
Liabilities
Interest Rate Swap Contracts	$297,073	$—	$297,073	$—
Total	$180,842,427	$84,844,463	$95,997,964	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at February 28, 2010.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

Some debt securities are fair valued using a market value obtained from an approved pricing service which utilizes a pricing matrix based upon yield data for securities with similar characteristics or from a direct written broker-dealer quotation from a dealer who has made a market in the security. This pricing methodology applies to the Company’s Level 2 investments.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, which applies to the Company’s Level 2 liabilities.

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the principal amount, acquisition date(s), acquisition cost, fair value and percent of net assets which the securities comprise at February 28, 2010.

					Fair
					Value as
	Principal	Acquisition	Acquisition	Fair	Percent of
Company	Amount	Date(s)	Cost	Value	Net Assets
DCP Midstream LLC,		08/07/09-
9.750%, 03/15/2019	$4,000,000	08/27/09	$4,769,350	$5,068,588	3.3%
Enogex LLC,
6.250%, 03/15/2020	3,000,000	02/26/10	3,079,770	3,034,884	2.0
Gibson Energy ULC/GEP
Midstream Finance Corp.,		01/13/10-
10.000%, 01/15/2018	2,250,000	01/29/10	2,210,870	2,193,750	1.4
Holly Corp., 9.875%,		10/21/09-
06/15/2017	3,000,000	01/07/10	3,120,000	3,075,000	2.0
IPALCO Enterprises, Inc.,
7.250%, 04/01/2016	2,000,000	11/03/2009	2,015,000	2,020,000	1.3
Midcontinent Express Pipelines, LLC,
6.700%, 09/15/2019	5,000,000	09/09/2009	4,993,200	5,262,290	3.5
North American Energy Alliance, LLC,		09/24/09-
10.875%, 06/01/2016	2,800,000	10/08/09	2,895,000	2,968,000	2.0
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016	2,000,000	08/24/2009	1,970,000	2,050,000	1.4
			$25,053,190	$25,672,512	16.9%

2010 1st Quarter Report       13

Notes to Financial Statements (Unaudited) (Continued)

8. Investment Transactions

For the period from December 1, 2009 through February 28, 2010, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $18,170,115 and $19,072,366 (excluding short-term debt securities), respectively.

9. Long-Term Debt Obligations

The Company has $20,000,000 aggregate principal amount of Series A private senior notes (the “Notes”) outstanding. The Series A Notes were issued on November 6, 2009 and have a maturity date of November 6, 2014. Holders of the Notes are entitled to receive quarterly cash interest payments at an annual rate that results each quarter based on the 3-month LIBOR plus 1.87 percent. The Notes are not listed on any exchange or automated quotation system.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares (if any); (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At February 28, 2010, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

At February 28, 2010, fair value of the Series A Notes approximates the carrying amount because the distribution rate fluctuates with changes in interest rates available in the current market. The following table shows the maturity date, notional/carrying amount, current rate as of February 28, 2010, and the weighted-average rate for the period from December 1, 2009 through February 28, 2010.

				Weighted-
	Maturity	Notional/	Current	Average
Series	Date	Carrying Amount	Rate	Rate
Series A	November 6, 2014	$20,000,000	2.12%	2.14%

10. Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding senior notes or if the Company loses its credit rating on its senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the senior notes. Details of the interest rate swap contracts outstanding as of February 28, 2010, are as follows:

			Fixed Rate
			Paid by	Floating Rate	Asset
	Maturity	Notional	the	Received by	(Liability)
Counterparty	Date	Amount	Company	the Company	Derivatives
Wachovia Bank, N.A.	11/06/2011	$6,000,000	1.12%	1 month U.S. Dollar LIBOR	$(37,787)
Wachovia Bank, N.A.	11/06/2012	5,000,000	1.81%	3 month U.S. Dollar LIBOR	(54,374)
Wachovia Bank, N.A.	11/06/2012	1,000,000	1.73%	1 month U.S. Dollar LIBOR	(10,362)
Wachovia Bank, N.A.	11/06/2014	15,000,000	2.66%	3 month U.S. Dollar LIBOR	(194,550)
		$27,000,000			$(297,073)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty.

The unrealized appreciation of interest rate swap contracts in the amount of $101,038 is included in the Statement of Operations for the period ended February 28, 2010. Cash settlements under the terms of the interest rate swap contracts in the amount of $131,063 are recorded as realized losses for the period ended February 28, 2010. The total notional amount of all open swap agreements at February 28, 2010 is indicative of the volume of this derivative type.

11. Credit Facility

The Company has a revolving loan commitment amount of $18,000,000 that matures on September 14, 2010. U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Outstanding balances on the credit facility accrue interest at a variable annual interest rate equal to one-month LIBOR plus 2.00 percent and unused portions of the credit facility accrue a non-usage fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended February 28, 2010 was approximately $11,300,000 and 2.23 percent, respectively. At February 28, 2010, the principal balance outstanding was $11,100,000 at an interest rate of 2.23 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At February 28, 2010, the Company was in compliance with the terms of the credit facility.

12. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 6,931,555 shares outstanding at February 28, 2010. Transactions in common stock for the period ended February 28, 2010, were as follows:

Shares at November 30, 2009	6,898,481
Shares issued through reinvestment of distributions	33,074
Shares at February 28, 2010	6,931,555

13. Subsequent Events

The Company has performed an evaluation of subsequent events through April 15, 2010, which is the date the financial statements were issued, and found that there are no material events to disclose.

14       Tortoise Power and Energy Infrastructure Fund, Inc.

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended February 28, 2010, the aggregate compensation paid by the Company to the independent directors was $18,250. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331.

The Company has not yet been required to file a Form N-PX disclosing its proxy voting record. Once the Company has made that initial filing (for the period ending June 30, 2010), it will be required to make such filings on an annual basis and information regarding how the Company voted proxies will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331. You will also be able to access this information on the SEC’s Web site at http://www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certification Disclosure

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange an initial CEO certification in connection with its initial public offering and will submit the first annual certification in 2010 as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company will file with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

2010 1st Quarter Report       15

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of Tortoise Power
and Energy Infrastructure Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT PLAN AGENT
Computershare Trust Company, N.A. / Computershare, Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com

Legal Counsel
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 3/31/10
Name	Inception Date	Investments	Suitability	($ in millions)

Tortoise Power and Energy	TPZ	U.S. Power and Energy Investment	Retirement Accounts	$187
Infrastructure Fund, Inc.	July 2009	Grade Debt and Dividend-Paying	Pension Plans
		Equity Securities	Taxable Accounts

Tortoise Energy Infrastructure Corp.	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,244
	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy Capital Corp.	TYY	U.S. Energy Infrastructure	Retirement Accounts	$658
	May 2005		Pension Plans
			Taxable Accounts

Tortoise North American Energy Corp.	TYN	U.S. Energy Infrastructure	Retirement Accounts	$166
	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Capital Resources Corp.	TTO	U.S. Energy Infrastructure	Retirement Accounts	$89
	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 2/28/10)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

TPZ
LISTED
NYSE

Tortoise Power and Energy Infrastructure Fund, Inc.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Power and Energy Infrastructure Fund, Inc.